[LOGO] FIRST AMERICAN FUNDS(TM)

MAY 1, 2003





                                       PROSPECTUS
                                       FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                                       ASSET CLASS - STOCK FUNDS

                        INSURANCE
                       PORTFOLIOS
                  CLASS IA SHARES

                                       EQUITY INCOME PORTFOLIO










AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THIS PORTFOLIO, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


PORTFOLIO SUMMARY
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  Equity Income Portfolio                                                      2
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POLICIES & SERVICES
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  Buying and Selling Shares                                                    4
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  Managing Your Investment                                                     4
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ADDITIONAL INFORMATION
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  Management                                                                   5
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  More About The Portfolios                                                    6
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  Financial Highlights                                                         8
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FOR MORE INFORMATION                                                  Back Cover
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

PORTFOLIO SUMMARY

INTRODUCTION

This section of the prospectus describes the objectives of the Equity Income Portfolio, summarizes the main investment strategies used by the portfolio in trying to achieve its objectives, and highlights the risks involved with these strategies. (Note that individual investors cannot purchase shares of the portfolio directly. Shares of the portfolio may be purchased only by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.)

AN INVESTMENT IN THE PORTFOLIO IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                              1 PROSPECTUS - First American Insurance Portfolios
                                             Class IA Shares

PORTFOLIO SUMMARY

EQUITY INCOME PORTFOLIO

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OBJECTIVE

Equity Income Portfolio's objective is long-term growth of capital and income.

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MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Portfolio invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the portfolio's investment advisor believes are characterized by:

o   the ability to pay above average dividends.

o   the ability to finance expected growth.

o   strong management.

The portfolio will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the portfolio. However, the portfolio also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The portfolio's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the portfolio will provide current income at the time of purchase.

The portfolio invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The portfolio may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade. In addition, the portfolio may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the portfolio's return.

Up to 25% of the portfolio's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the portfolio's permissible investments in United States domestic securities.

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MAIN RISKS

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The portfolio may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the portfolio engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The portfolio will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the portfolio's advisor when entering into the derivative instruments.

                              2 PROSPECTUS - First American Insurance Portfolios
                                             Class IA Shares

PORTFOLIO SUMMARY

EQUITY INCOME PORTFOLIO CONTINUED

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PORTFOLIO PERFORMANCE

Illustrations below provide you with information on the portfolio's volatility and performance. Of course, the portfolio's past performance is not necessarily an indication of how the portfolio will perform in the future.

The bar chart shows you how performance of the portfolio's shares has varied from year to year. The table compares the portfolio's performance over different time periods to that of the portfolio's benchmark index, which is a broad measure of market performance. The benchmark is unmanaged, has no expenses, and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, the performance of the portfolio would be reduced.

EQUITY INCOME PORTFOLIO

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1,2)

[BAR CHART]

  9.35%      2.51%      14.64%       -3.80%      -17.11%
--------------------------------------------------------
  1998       1999        2000        2001         2002

Best Quarter:
Quarter ending:   March 31, 1998         12.31%
Worst Quarter:
Quarter ending:   September 30, 2002    (16.84)%

AVERAGE ANNUAL TOTAL RETURNS            Inception     One     Five       Since
AS OF 12/31/02(2)                            Date    Year    Years   Inception
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Equity Income Portfolio (Class IA)         7/1/97  (17.11)%   0.49%       2.65%
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Standard & Poor's 500 Composite Index(3)           (22.10)%  (0.59)%      1.30%
--------------------------------------------------------------------------------

(1) Total return for the period from 1/1/03 through 3/31/03 was (4.52)%.

(2) On 12/17/01, the Equity Income Portfolio became the successor by merger to the Firstar Equity Income Portfolio, a series of Met Investors Series Trust. Prior to the merger, Equity Income Portfolio had no assets or liabilities. Performance presented prior to 12/17/01 represents that of the Firstar Equity Income Portfolio. On 2/12/01, the Firstar Equity Income Portfolio became the successor by merger to a series of Cova Series Trust. Prior to the merger, the Firstar Equity Income Portfolio had no assets or liabilities. Performance presented prior to 2/12/01 represents that of the Cova Series Trust series.

(3) An unmanaged index of large-capitalization stocks. The since inception performance of the index is calculated from 6/30/97.

                              3 PROSPECTUS - First American Insurance Portfolios
                                             Class IA Shares

POLICIES & SERVICES

BUYING AND SELLING SHARES

Shares of the portfolio are only made available through separate investment accounts of participating insurance companies as an underlying investment for your variable annuity contract or variable life insurance policy. Individual investors cannot obtain shares of the portfolio directly. Please refer to the accompanying prospectus of the participating insurance company for more information on how to select the portfolio as an investment option.

Your participating insurance company is the portfolio's designee for receipt of purchase orders for your variable annuity contract or variable life insurance policy. The portfolio does not impose any separate charge on the contract owners or policy holders (contract owners) for the purchase or redemption of shares. Participating insurance companies purchase or redeem shares for separate accounts at net asset value (NAV) without any sales or redemption charge. Any separate charges imposed by the participating insurance company are described in the accompanying prospectus of the participating insurance company. A participating insurance company may also impose certain restrictions or limitations on the allocation of purchase payment or contract value to the portfolios in a separate account. Prospective investors should consult the applicable participating insurance company prospectus for information regarding fees and expenses of the contract and separate account and any applicable restrictions or limitations.

The share price that applies to a purchase or redemption order of portfolio shares is based on the next calculation of the NAV per share that is made after the participating insurance company receives such order from the contract owner on a regular business day. See "Calculating Your Share Price" for more information. Only the participating insurance companies that hold portfolio shares in their separate accounts for the benefit of contract owners can place orders to purchase or redeem shares. Contract owners should not directly contact the portfolio to request a purchase or redemption of portfolio shares. Contract owners should refer to the instructions in the participating insurance company prospectus for more information.

CALCULATING YOUR SHARE PRICE. Your share price is based on the portfolio's NAV per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A portfolio's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of portfolio shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the portfolios' Board of Directors.

The portfolio may hold securities that trade on weekends or other days when the portfolio does not price its shares. Therefore, the net asset value of the portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares.

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MANAGING YOUR INVESTMENT

TAXES. For a discussion of the tax status of a variable annuity contract or a variable life insurance policy, please consult your tax professional or refer to the accompanying prospectus of the participating insurance company. Because shares of the portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the portfolio from net investment income and distributions (if any) of net realized short term and long term capital gains will be taxable, if at all, to the participating insurance company.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

DIVIDENDS AND DISTRIBUTIONS. Dividends from the portfolios' net investment income and distributions from the portfolios' realized capital gains, if any, are declared and paid once each calendar year. The portfolios have no fixed dividend rate and cannot guarantee that dividends will be paid. Dividend and capital gain distributions will be reinvested in full or fractional shares of the portfolio paying the distribution at NAV.

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POTENTIAL CONFLICTS OF INTEREST

Shares of the portfolios may serve as the underlying investments for both variable annuity and variable life insurance contracts of various insurance companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The portfolios currently do not foresee any such conflict. However, the Board of Directors of the portfolios intends to monitor events to identify any material conflicts that may arise and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more participating insurance companies' separate accounts might be required to withdraw its investments in the portfolios. This might force the portfolios to sell securities at disadvantageous prices.

                              4 PROSPECTUS - First American Insurance Portfolios
                                             Class IA Shares

ADDITIONAL INFORMATION

MANAGEMENT

U.S. Bancorp Asset Management, Inc., is the portfolio's investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2002, U.S. Bancorp Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the portfolio's business and investment activities, subject to the authority of the portfolio's board of directors.

The portfolio pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the portfolio's most recently completed fiscal year.

                                                                    Advisory Fee
                                                              As A Percentage Of
                                                                   Average Daily
                                                                   Net Assets(1)
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EQUITY INCOME PORTFOLIO                                                    0.28%
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(1) For the fiscal year ended December 31, 2002, the contractual advisory fee rate for Equity Income Portfolio was 0.65%.

INVESTMENT ADVISOR

U.S. BANCORP ASSET MANAGEMENT, INC.
800 NICOLLET MALL
MINNEAPOLIS, MN 55402

PORTFOLIO MANAGEMENT

The portfolio's investments are managed by a team of persons associated with U.S. Bancorp Asset Management.

                              5 PROSPECTUS - First American Insurance Portfolios
                                             Class IA Shares

ADDITIONAL INFORMATION

MORE ABOUT THE PORTFOLIOS

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OBJECTIVES

The portfolio's objectives, which are described in the "Portfolio Summary" section, may be changed without shareholder approval. If the portfolio's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that the portfolio will achieve its objectives.

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INVESTMENT STRATEGIES

The portfolio's main investment strategies are discussed in the "Portfolio Summary" section. These are the strategies that the portfolio's investment advisor believes are most likely to be important in trying to achieve the portfolio's objectives. You should be aware that the portfolio may also use strategies and invest in securities that are not described in this Prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call your participating insurance company.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political or other conditions, the portfolio may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the portfolio's advisor. Being invested in these securities may keep a mutual fund from participating in a market upswing and prevent the portfolio from achieving its investment objectives.

PORTFOLIO TURNOVER. Investment managers for the portfolio may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Active trading may increase the amount of commissions or mark-ups to broker-dealers that the portfolio pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the portfolio's historical portfolio turnover rate.

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RISKS

The main risks of investing in the portfolio are summarized in the "Portfolio Summary" section. More information about portfolio risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each portfolio is subject to the particular risks of the sector in which it principally invests.

FOREIGN SECURITY RISK. The portfolio may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT. The portfolio is actively managed and performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the portfolio's investment objectives. Due to its active management, the portfolio could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a portfolio loans its securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the portfolio enters into loan arrangements only with institutions which the portfolio's advisor has determined are creditworthy under guidelines established by the portfolio's Board of Directors.

RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments exposes a portfolio to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the portfolio's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations,

                              6 PROSPECTUS - First American Insurance Portfolios
                                             Class IA Shares

ADDITIONAL INFORMATION

MORE ABOUT THE PORTFOLIOS CONTINUED

which could leave the portfolio worse off than if it had not entered into the position. If the portfolio uses derivative instruments and the advisor's judgment proves incorrect, the portfolio's performance could be worse than if it had not used these instruments.

INTEREST RATE RISK. Debt securities in the portfolio will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

CREDIT RISK. The portfolio is subject to the risk that the issuers of debt securities held by the portfolio will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the portfolio. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the portfolio to sell. When a portfolio purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

RISKS OF HIGH-YIELD SECURITIES. The portfolio may invest up to 25% in convertible debt securities rated lower than investment grade. Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

LIQUIDITY RISK. The portfolio is exposed to liquidity risk because of its investments in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the portfolio's performance. Infrequent trading may also lead to greater price volatility.

                              7 PROSPECTUS - First American Insurance Portfolios
                                             Class IA Shares

ADDITIONAL INFORMATION

FINANCIAL HIGHLIGHTS

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FINANCIAL HIGHLIGHTS

This information is intended to help you understand the financial performance of the portfolio's Class IA shares for the period of operations for that class. Some of this information reflects financial results for a single portfolio share. Total return in the table represents the rate that you would have earned or lost on an investment in the portfolio, assuming you reinvested all your dividends and distributions.

The information for Equity Income Portfolio for the fiscal periods ended December 31, 2002, and December 31, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request. The information for the fiscal periods ended December 31, 2000 and earlier has been derived from financial statements audited by other auditors.

EQUITY INCOME PORTFOLIO(1)

                                                                Fiscal year ended December 31,
                                               2002           2001           2000             1999           1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $    11.50     $    12.59     $    11.17       $    11.63     $    11.05
                                            ----------     ----------     ----------       ----------     ----------
Investment Operations:
 Net Investment Income                            0.24           0.13           0.19             0.19           0.17
 Net Gains on Investments
  (both realized and unrealized)                 (2.20)         (0.63)          1.45             0.11           0.86
                                            ----------     ----------     ----------       ----------     ----------
 Total From Investment Operations                (1.96)         (0.50)          1.64             0.30           1.03
                                            ----------     ----------     ----------       ----------     ----------
Less Distributions:
 Dividends (from net investment income)          (0.24)         (0.12)         (0.18)           (0.19)         (0.17)
 Distributions (from net realized gains)             -          (0.47)         (0.04)(2)        (0.57)         (0.28)
                                            ----------     ----------     ----------       ----------     ----------
 Total Distributions                             (0.24)         (0.59)         (0.22)           (0.76)         (0.45)
                                            ----------     ----------     ----------       ----------     ----------
Net Asset Value, End of Period              $     9.30     $    11.50     $    12.59       $    11.17     $    11.63
                                            ==========     ==========     ==========       ==========     ==========
Total Return                                    (17.11)%        (3.80)%        14.64%            2.51%          9.35%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $   16,411     $   24,049     $    7,449       $    6,971     $    4,695
Ratio of Expenses to Average Net Assets           0.85%          1.10%          1.10%            1.10%          1.10%
Ratio of Net Income to Average Net Assets         2.02%          1.02%          1.53%            1.85%          1.79%
Ratio of Expenses to Average Net Assets
 (excluding waivers and reimbursements)           1.21%          2.08%          2.15%            2.23%          2.69%
Ratio of Net Income to Average Net Assets
 (excluding waivers and reimbursements)           1.66%          0.04%          0.48%            0.72%          0.20%
Portfolio Turnover Rate                             70%            73%            32%              59%            79%
--------------------------------------------------------------------------------------------------------------------

(1) The financial highlights for the First American Equity Income Portfolio as set forth herein include the historical financial highlights of the Met Investors Series Trust - Firstar Equity Income Portfolio. The assets of the Met Investors Series Trust - Firstar Equity Income Portfolio were acquired by the First American Equity Income Portfolio on December 17, 2001. In connection with such acquisition, Class A shares of the Met Investors Series Trust - Firstar Equity Income Portfolio were exchanged for Class IA shares of the First American Equity Income Portfolio. Met Investors Series Trust - Firstar Equity Income Portfolio is the accounting survivor.

(2) Includes distributions in excess of net realized gains of $0.04 per share.

                              8 PROSPECTUS - First American Insurance Portfolios
                                             Class IA Shares

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FOR MORE INFORMATION

More information about the portfolio is available in the portfolio's Statement of Additional Information and annual and semiannual reports.

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STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

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ANNUAL AND SEMIANNUAL REPORTS

Additional information about the portfolio's investments will be available in the portfolio's annual and semiannual reports to shareholders. In the portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.

You can obtain a free copy of the portfolio's SAI and/or free copies of the portfolio's most recent annual or semiannual reports by calling your participating insurance company. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the portfolio is also available on the Internet. Text-only versions of portfolio documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

SEC file number: 811-09765

FAIP-2003

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